EXHIBIT 10.4.6


                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT ("Agreement") is made as of the 1st day of
                               ---------
February, 2001, by E-COMMERCE SUPPORT CENTERS, INC., a North Carolina corporation (the "Company" or the "Debtor"), and GIBRALTER PUBLISHING, INC., a
                                   ------
North Carolina corporation ("Gibralter" or the "Creditor").
                             ---------          --------

     WHEREAS, to secure the Secured Obligations (as defined below), Debtor has agreed to grant to Creditor a security interest in and a lien upon the Collateral (as defined below).

     NOW THEREFORE, in consideration of the foregoing recitals, the mutual promises and covenants contained herein and other good and valuable consideration, receipt of which are hereby acknowledged, the parties hereby agree as follows (all capitalized terms used herein and not otherwise defined shall have their respective meanings as set forth in that certain Option Agreement dated as of April 13, 2000, as amended by that certain First Amendment to Option Agreement dated as of the 1st day of February, 2001 (the "First Amendment to Option Agreement") (the "Option Agreement")):

     1.   GRANT OF SECURITY. Debtor hereby grants to Creditor a security
          -----------------
interest in the Collateral described in Section 2 of this Agreement to secure
                                        ---------
the prompt payment or performance of the Secured Obligations (as defined below).

     2.   DESCRIPTION OF COLLATERAL. Debtor hereby agrees that a security
          -------------------------
interest is granted in the following collateral: all those certain tangible and intangible assets described on EXHIBIT A attached hereto and incorporated herein
                               ---------
by reference (the "Collateral").

     3.   CONTINUING SECURITY INTEREST. This Agreement will create a
          ----------------------------
continuing security interest in the Collateral and will (i) remain in full force and effect until payment or performance in full of the Secured Obligations, (ii) be binding upon Debtor, its successors and assigns, and (iii) inure to the benefit of Creditor and its respective successors, transferees and assigns.

     4.   SECURED OBLIGATIONS. This Agreement is made and the security
          -------------------
interests created hereby are granted to Creditor to secure the full and prompt payment or performance of the following (collectively, the "Secured
                                                            -------
Obligations"): (a) the obligations of Debtor under that certain promissory note
-----------
dated as of the 1st day of February, 2001 in the face amount of Three Million Five Hundred Thousand and No/100 Dollars ($3,500,000) and executed by Debtor to Creditor ("Promissory Note B") are satisfied in full and paid to Creditor; (b)
           -----------------
the obligations of Debtor under that certain Promissory Note dated as of the 1st day of February, 2001, in the face amount of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000) ("Promissory Note A"); (c) all reasonable costs
                                  -----------------
incurred by Creditor to obtain, preserve, perfect and enforce the liens and security interests created hereby; (d) any renewals, continuations, modifications or extensions of any of the foregoing; and (e) all related interest, fees, charges and expenses.

     5.   DEFAULT. Debtor will be in default hereunder upon the occurrence of
          -------
any of the following (each an "Event of Default"): (a) the failure of Debtor to
                               ----------------
punctually perform and observe any of the terms and conditions contained or referred to in this Agreement, in Promissory Note A or Promissory Note B described or referred to in Section 4 of this Agreement (after expiration of the
                            ---------
cure period, if any, stated therein) or pursuant to any of the Secured Obligations; (b) loss, theft, damage or destruction of any material portion of the Collateral for which there is no insurance coverage (for which there will be no cure period); or (c) the making of any levy, seizure or attachment upon any material part of the Collateral (for which there will be no cure period).

     6.   REMEDIES UPON DEFAULT. Upon the occurrence of any Event of Default
          ---------------------
and at any time thereafter, Creditor may, with at least five (5) days notice to and demand upon Debtor, declare any or all Secured Obligations of Debtor immediately due and payable and Creditor will have the rights and remedies of a Creditor under the Uniform Commercial Code ("UCC"), as amended and in force and
                                             ---
effect in the State of North Carolina on the date of this Agreement.

     7.   NOTICES. All notices and other communications hereunder will be in
          -------
writing and will be deemed to have been validly delivered (i) three (3) days after deposit of same in the United States mails, designated as registered or certified mail, return receipt requested, bearing adequate prepaid postage, or
(ii) on the date of delivery to such party if delivered by hand or by overnight or other similar carrier, and addressed to the party to be notified at the address set forth below or to such other address as each party may designate for itself by like notice.

          (a)  If to Gibralter:         Gibralter Publishing, Inc.
                                        1650A Gum Branch Road
                                        Jacksonville, North Carolina 28540

          (b)  If to the Company:       e-commerce support centers, inc.
                                        1650A Gum Branch Road
                                        Jacksonville, North Carolina 28540

               With a copy to:          Kilpatrick Stockton LLP
                                        3737 Glenwood Avenue, Suite 400
                                        Raleigh, North Carolina 27612

     8.   FURTHER ASSURANCES. Debtor agrees that at any time and from time to
          ------------------
time, at its sole expense, it will promptly take such action and execute and deliver such additional conveyances, assignments, agreements and instruments, including, without limitation, UCC-1 financing statements as Creditor may at any time reasonably request in connection with the administration and enforcement of this Agreement or relative to the Collateral.

     9.   MISCELLANEOUS. This Agreement will in all respects be construed in
          -------------
accordance with and governed by the laws of the State of North Carolina, without regard to the principles of the conflict of laws or the choice of laws. This Agreement may not be amended or modified, nor may Creditor's security interest in the Collateral be released, except in a writing signed by all of the parties


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


hereto. All terms used herein will have the meanings as defined in the UCC in force and effect in the State of North Carolina on the date of this Agreement, unless the context otherwise requires. This Agreement and the terms, covenants and conditions hereof will be binding upon and inure to the benefit of the parties hereto and to all holders of indebtedness secured hereby and their respective successors and assigns. This Agreement is not assignable by Debtor without the prior written consent of Creditor. No failure on the part of Creditor to exercise, and no delay in exercising, any right, power or remedy hereunder will operate as a waiver thereof, nor will any single or partial exercise of any such right, power or remedy by Creditor preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies are cumulative and are not exclusive of any other remedies provided herein or by law. If any provision(s) of this Agreement or the application thereof to any person or circumstance will be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision(s) to other persons or circumstances will not be affected thereby and will be enforced to the fullest extent permitted by law.

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


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal and delivered as of the day and year first written above.

                                        DEBTOR:

                                        E-COMMERCE SUPPORT CENTERS, INC.,
                                        a North Carolina corporation

ATTEST:                                 By: /s/ Terrence J. Leifheit
                                           ---------------------------------
                                           Terrence J. Leifheit, President
/s/ Clifford A. Clark
----------------------------------
Clifford A. Clark, Secretary

[CORPORATE SEAL]


                                        GIBRALTER:

                                        GIBRALTER PUBLISHING, INc.,
                                        a North Carolina corporation

ATTEST                                  By: /s/ Terrence J. Leifheit
                                           ---------------------------------
                                           Terrence J. Leifheit, President
/s/ Edward A. Bohn
----------------------------------
Edward A. Bohn, Secretary

[CORPORATE SEAL]


                                        PALADYNE:

                                        PALADYNE CORP., a Delaware corporation


ATTEST                                   By: /s/ John D. Foster
                                           ---------------------------------
                                           John D. Foster, Chairman
/s/ Joseph, Landis
----------------------------------
Joseph, Landis, Secretary

[CORPORATE SEAL]


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


                                    EXHIBIT A
                                    ---------
                                   COLLATERAL




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